UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

Ladenburg Thalmann Financial Services Inc.

(Exact name of registrant as specified in its charter)

Florida	001-15799	65-0701248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 572-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 24, 2019, the board of directors (the “Board”) of Ladenburg Thalmann Financial Services Inc. (the “Company”) appointed Michael S. Liebowitz to serve as a member of the Board, effective upon his acceptance of the position, which occurred on January 25, 2019. The Board has determined that Mr. Liebowitz is independent for purposes of serving on the Board under the applicable rules of the Securities and Exchange Commission (the “SEC”) and The NYSE American LLC (the “NYSE American”).

Mr. Liebowitz has been President and CEO of Harbor Group Consulting (“Harbor Group”), a leading insurance advisory firm, and a division of Alliant Insurance Services, since its formation in 1995. Mr. Liebowitz is also Chairman of Innova Risk LLC, a joint venture with Douglas Elliman Real Estate. Innova is a leading provider of property and casualty insurance in the co-op and condominium markets in the New York area. He was previously one of the founding Principals of National Financial Partners. Mr. Liebowitz received a B.S. degree in Finance from C.W. Post College.

There are no arrangements or understandings between Mr. Liebowitz and any other person pursuant to which he was selected as a director.

During the year ended December 31, 2018, Harbor Group was paid by unaffiliated insurance carriers approximately $884,000 in brokerage commissions for placing policies covering the Company and its subsidiaries. Mr. Liebowitz is President and CEO of Harbor Group, and owned 50% of the equity interests in Harbor Group until the sale of Harbor Group in September 2018. Mr. Liebowitz did not receive any direct compensation from the Company during the year ended December 31, 2018.

In connection with his appointment, and in accordance with the Company’s director compensation policy which is described in the Company’s most recent proxy statement filed with the SEC on April 23, 2018, Mr. Liebowitz was granted 30,000 shares of restricted stock under the Company’s Amended and Restated 2009 Incentive Compensation Plan, with such shares vesting over a two-year period, subject to earlier vesting upon death, disability or a change of control of the Company.

Mr. Liebowitz will also receive the standard compensation provided to the Company’s non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 30, 2019	LADENBURG THALMANN FINANCIAL SERVICES INC.

	By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer